UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 12, 2022

BUSINESS FIRST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-38447	20-5340628
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (225) 248-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BFST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

Item 2.02         Results of Operations and Financial Condition.

On October 12, 2022, Business First Bancshares, Inc. (the “Company”) filed with the SEC an investor presentation in connection with its underwritten public offering of its common stock.  The investor presentation contained preliminary, unaudited consolidated financial results as of and for the three and nine months ended September 30, 2022 as set forth below.

Dollars in millions	As of September 30, 2022	Year-to-date annualized growth (1)
Balance Sheet:
Total Assets	$5,806.7	15%
Gross Loans (Held for Investment)	4,429.9	37
Total Deposits	4,586.1	1
Loan/Deposit Ratio	96.6%	—

(1) Based on year-to-date organic growth through September 30, 2022.

Dollars in millions	For the three months ended September 30, 2022	For the nine months ended September 30, 2022
Income Statement:
Interest income	$63.5	$161.6
Interest expense	10.0	18.1
Net interest income	53.5	143.5
Total noninterest income	8.1	21.0
Total noninterest expense	40.9	111.0
Pre-tax, pre-provision earnings	20.6	53.5

Adjustments to noninterest income	(0.3) (1)	0.5 (3)
Adjustments to noninterest expense	3.5 (2)	5.5 (4)
Total net adjustments	3.2	6.0
Core pre-tax, provision earnings	$23.9	$59.5

(1) Adjustments to noninterest income for the three months ended September 30, 2022 consist of $265,000 relating to reimbursement of storm expenditures and $7,000 realized losses on sale of securities.

(2) Adjustments to noninterest expense for the three months ended September 30, 2022 consist of $3,521,000 acquisition-related expenses.
(3) Adjustments to noninterest income for the nine months ended September 30, 2022 consist of $717,000 relating to losses on disposition of former premises and equipment, $265,000 relating to reimbursement of storm expenditures and $46,000 realized losses on sale of securities.

(4) Adjustments to noninterest expense for the nine months ended September 30, 2022 consist of $5,040,000 acquisition-related expenses and $501,000 occupancy and premises repairs.
(5) Core pre-tax, provision earnings is a non-GAAP financial measure. Management believes presentation of this non-GAAP financial measure provides useful supplemental information to investors to analyze the operating results of the Company’s core business. This non-GAAP financial measure is not necessarily comparable to non-GAAP measures that may be presented by other companies. A reconciliation of this non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the table above.

For the three months ended September 30, 2022
Net interest margin	4.05%
Net interest margin (1)	3.92%

Efficiency ratio	66.5%
Efficiency ratio (core) (2)	61.0%

(1) Net interest margin excludes $1,712,000 in loan discount accretion from the numerator.
(2) Efficiency ratio (core) excludes $265,000 relating to reimbursement of storm expenditures and $7,000 realized losses on sale of securities from noninterest income and $3,521,000 acquisition-related expenses from noninterest expense.

The information provided in this Item 2.02 is preliminary, is based solely on management’s estimates reflecting preliminary financial information, and remains subject to change as the Company completes additional procedures, including its normal quarterly closing procedures, and considers subsequent events, particularly as it relates to material estimates and assumptions used in preparing management’s estimates. The Company’s actual operating results for the third quarter may materially differ from these preliminary results. The foregoing preliminary results have not been compiled or reviewed by our independent auditors, FORVIS, LLP. FORVIS, LLP has not audited, reviewed, compiled or applied agreed-upon procedures with respect to these quarter- and year-to-date results. Accordingly, FORVIS, LLP does not express an opinion or any other form of assurance with respect thereto. This information constitutes forward-looking statements, and we caution you that these statements are subject to risks and uncertainties, including those referred to under “Cautionary Note Regarding Forward-Looking Statements” in this Current Report on Form 8-K and those other factors described in reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 1, 2022.

Item 7.01. Regulation FD Disclosure.

On October 12, 2022, the Company issued a press release announcing an underwritten public offering of shares of its common stock, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of Business First Bancshares, Inc., dated October 12, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

The information set forth in this Current Report (including the information in Exhibit 99.1 hereto) is being furnished to the Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under the Exchange Act. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Special Note Concerning Forward-Looking Statements

This Current Report on Form 8-K presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company’s use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the Company’s future business and financial performance and/or the performance of the banking and mortgage industry and economy in general.

Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Actual results will also be significantly impacted by the effects of the ongoing COVID-19 pandemic; risks related to integration of acquired businesses, including Texas Citizens Bancorp, Inc.; changes in the strength of the U.S. economy and the local economy in our market areas; volatility and direction of interest rates and market prices; market liquidity; the impact of various actions taken by the U.S. federal government, the Federal Reserve, other banking regulators, state and local governments; the adequacy of our allowance for loan losses; and the impact that all of these factors have on our borrowers, other customers, vendors and counterparties. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in “Forward Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 1, 2022, and risks set forth in other documents the Company files with the SEC. Many of these factors are difficult to foresee and are beyond the Company’s ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 12, 2022

BUSINESS FIRST BANCSHARES, INC.

By:	/s/ David R. Melville, III
David R. Melville, III
President and Chief Executive Officer